EXHIBIT 10.3

                                LOCK-UP AGREEMENT

         This LOCK-UP AGREEMENT (this "Agreement"), dated as of January 20, 2005. is entered into by and between Medina Coffee, Inc., a Nevada corporation (the "Company"), and Xiangqian Li, in his individual capacity ("Li").

         WHEREAS, on even date the Company's wholly-owned subsidiary, BAK International, Ltd. ("BAK"), completed a private offering ("Offering") of its securities in which investors agreed to participate, subject to Li entering into this Agreement with the Company; and

         WHEREAS, Li has agreed to enter into this Agreement as a condition to closing of the Offering.

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

                                   AGREEMENT:

         1. Except for distributions required under that certain Escrow Agreement, dated as of even date (the "Escrow Agreement"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by this reference, by and among the Company, each of the subscribers to the Offering "), Li, and Securities Transfer Corporation, for a period of 12 months from the date the Company's common capital stock is listed on a national stock exchange or quotation medium (the "Lock-up Period"), the undersigned will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell (if such sale would or could be consummated within the Lock-Up Period), hypothecate or otherwise dispose of (collectively, "Transfer") any of the 21,233,437 shares (the "Shares") of the Company's common capital stock held by him as of even date, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Shares or (iii) engage in any short selling of the Shares; provided, however, that nothing in this Agreement shall prevent the undersigned from entering into any legally permissible hedge or collar transaction (or similar transaction) that does not permit or require the Shares to be Transferred into the open market or that would or could result in a change of beneficial ownership of the Shares prior to the expiration of the Lock-Up Period. In addition, the undersigned agrees that, without the prior written consent of the Company, the undersigned will not, during the Lock-up Period, make any demand for or exercise any rights with respect to the registration of any Shares.

         2. Notwithstanding the foregoing, the undersigned may (a) transfer any or all of the Shares, as the case may be, by gift, will or intestacy, or (b) pledge or hypothecate such Shares in connection with a bona fide loan transaction; provided, however, that in any such case it shall be a condition to the transfer or pledge that the transferee or pledgee execute an agreement stating that the transferee or pledgee is receiving and holding the Shares subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with this Agreement.


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         3. The  undersigned  agrees  that the Company  may,  and in the case of clause (ii) that the undersigned will, cause the transfer agent for the Company to note stop transfer instructions with respect to such Shares on the transfer books and records of the transfer agent or the Company, as applicable.

         4. The undersigned understands that the parties to Offering will proceed with the Offering in reliance on this Agreement.

         5. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         6. This Agreement may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Agreement shall be governed by and construed under the laws of the State of Nevada without regard to principles of conflicts of law.

         7. This Agreement shall be deemed to be jointly prepared by the parties hereto, and no ambiguity herein shall be construed for or against either party based upon the identity of the author of this Agreement or any provision hereof.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first above written.

                                               Medina Coffee, Inc.,
                                               a Nevada corporation


                                               By: /s/
                                                  ------------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------



                                               LI:

                                                /s/ Xiangqian Li
                                               ---------------------------------
                                               Name: Xiangqian Li

                                ESCROW AGREEMENT

         This Escrow Agreement (the "Agreement"), dated effective as of the last date set forth opposite the respective signatories hereto, is entered into by and among BAK International, Ltd., a Hong Kong corporation (the "Company"), each of the subscribers to the Company's private offering of securities identified below (collectively, the "Subscribers"), and Securities Transfer Corporation (hereinafter referred to as "Escrow Agent").

         WHEREAS, the Company and each of the Subscribers have entered into a Subscription Agreement (the "Subscription Agreement") pursuant to which each Subscriber has agreed to purchase from the Company, and the Company has agreed to sell to each Subscriber, the number of shares of the common stock of the Company identified therein;

         WHEREAS, pursuant to the Subscription Agreement, the Company and the Subscribers have agreed to establish an escrow on the terms and conditions set forth in this Agreement;

         WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement; and

         WHEREAS, all capitalized terms used but not defined herein shall have the meanings assigned them in the Subscription Agreement;

         NOW, THEREFORE, in consideration of the mutual promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

         1. Appointment of Escrow Agent. The Subscribers and the Company hereby appoint Securities Transfer Corporation as Escrow Agent to act in accordance with the terms and conditions set forth in this Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

         2. Establishment of Escrow. All amounts invested by the Subscribers as identified in each accepted Subscription Agreement shall be deposited with the Escrow Agent in immediately available funds by federal wire transfer, such funds being referred to herein as the "Escrow Funds".

         3. Segregation of Escrow Funds. The Escrow Funds shall be segregated from the assets of Escrow Agent and held in trust for the benefit of the Company and the Subscribers in accordance herewith.

         4. Receipt and Investment of Funds.

                  (a) Escrow Agent agrees to place the Escrow Funds in a non-interest bearing and Federally insured depository account. Subject to
Section 7.3 hereof, Escrow Agent shall have no liability for any loss resulting from the deposit of the Escrow Funds.

                  (b) The Escrow Agent shall cause to be prepared all income and other tax returns and reports the Escrow Agent, in its sole discretion, deems necessary or advisable in order to comply with all tax and other laws, rules and regulations applicable to the Escrow Funds.

         5. Disbursement of the Escrow Funds.

                  (a) Duration. This Agreement shall terminate on the first to occur of the following dates:

                           (i) on the Closing Date of the Offering, at which time the Escrow Funds shall be delivered to the Company; or

                           (ii) on the termination date of the Offering, in which event the Escrow Funds shall be returned to the Subscribers.

                           Either of the forgoing dates may be extended by joint written instructions to Escrow Agent by the Company and the Subscribers (any such date, or any later date to which any prior Termination Date has been so extended being referred to herein as the "Termination Date"). On the Termination Date, Escrow Agent shall disburse the Escrow Funds it then holds in accordance with the provisions of this Agreement and this Agreement shall terminate, whereupon all of Escrow Agent's liabilities and obligations in connection with the Escrow Funds shall terminate

         6. Interpleader. Should any controversy arise among the parties hereto with respect to this Agreement or with respect to the right to receive the Escrow Funds, Escrow Agent shall have the right to consult counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. Escrow Agent is also hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing Escrow Agent. If Escrow Agent is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 6 shall be filed in any court of competent jurisdiction in Dallas County, Texas, and the portion of the Escrow Funds in dispute shall be deposited with the court and in such event Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Agreement with respect to that portion of the Escrow Funds.

         7. Exculpation and Indemnification of Escrow Agent.

                  (a) Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. Escrow Agent acts under this Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice or depositing the Escrow Funds. Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than

Escrow Agent) or any maker, endorser or other signatory of any document to perform such person's or entity's obligations hereunder or under any such document. Except for this Agreement and instructions to Escrow Agent pursuant to the terms of this Agreement, Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof.

                  (b) Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of Texas upon fiduciaries.

                  (c) Escrow Agent will be indemnified and held harmless, jointly and severally, by the Company and the Subscribers from and against any expenses, including reasonable attorneys' fees and disbursements, damages or losses suffered by Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of Escrow Agent hereunder; except, that if Escrow Agent is guilty of willful misconduct, fraud or gross negligence under this Agreement, then Escrow Agent will bear all losses, damages and expenses arising as a result of such willful misconduct, fraud or gross negligence. Promptly after the receipt by Escrow Agent of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, Escrow Agent will notify the other parties hereto in writing. For the purposes hereof, the terms "expense" and "loss" will include all amounts paid or payable to satisfy any such claim or demand, or in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto, and all costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this Section 7 shall survive the termination of this Agreement.

         8. Compensation of Escrow Agent. The Company will pay Escrow Agent an amount equal to Escrow Agent's standard fee schedule rate for all services rendered by Escrow Agent hereunder.

         9. Resignation of Escrow Agent. At any time, upon ten (10) days' written notice to the Company, Escrow Agent may resign and be discharged from its duties as Escrow Agent hereunder. As soon as practicable after its resignation, Escrow Agent will promptly turn over to a successor escrow agent appointed by the Company all monies and property held hereunder upon presentation of a document appointing the new escrow agent and evidencing its acceptance thereof. If, by the end of the 10-day period following the giving of notice of resignation by Escrow Agent, the Company shall have failed to appoint a successor escrow agent, Escrow Agent may interplead the Escrow Funds into the registry of any court having jurisdiction.

         10. Method of Distribution by Escrow Agent. All disbursements by Escrow Agent to a party to this Agreement will be made by wire transfer of immediately available funds to an account designated in writing by the party to receive any such payment.

         11. Records. Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to Escrow Agent.

         12. Notice. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier to the following addresses:

         If to Escrow Agent:          Securities Transfer Corporation
                                      2591 Dallas Parkway, Suite 102
                                      Frisco, Texas 75034
                                      Attention: Kevin Halter

         If to the Company:           BAK Industrial Zone
                                      Atou Village
                                      Kui Chong Town
                                      Lunggang District
                                      Shenzhen, China 518119
                                      Attention: Li Xiang Qian, President

         If to the Subscribers:       Addresses noted in their respective
                                      Subscription Agreements


or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

         13. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14. Assignment and Modification. This Agreement and the rights and obligations hereunder of any of the parties hereto may not be assigned without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. No other person will acquire or have any rights under, or by virtue of, this Agreement.

No portion of the Escrow Funds shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement. This Agreement may be changed or modified only in writing signed by all of the parties hereto.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, EXCEPT THAT THE PORTIONS OF THE TEXAS TRUST CODE,
SECTION 111.001, ET SEQ. OF THE TEXAS PROPERTY CODE, CONCERNING FIDUCIARY DUTIES AND LIABILITIES OF TRUSTEES SHALL NOT APPLY TO THIS AGREEMENT. THE PARTIES EXPRESSLY WAIVE SUCH DUTIES AND LIABILITIES, IT BEING THEIR INTENT TO CREATE SOLELY AN AGENCY RELATIONSHIP AND HOLD THE ESCROW AGENT LIABLE ONLY IN THE EVENT OF ITS WILLFUL MISCONDUCT, FRAUD, OR GROSS NEGLIGENCE. ANY LITIGATION CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE EXCLUSIVELY PROSECUTED IN THE COURTS OF DALLAS COUNTY, TEXAS, AND ALL PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THOSE COURTS.

         16. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         17. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party (unless such other party is the Escrow Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth opposite their respective names.

                                           BAK International, Ltd.


                                           By:    ______________________________
                                           Its:   ______________________________
                                           Dated: ______________________________


                                           SECURITIES TRANSFER CORPORATION


                                           By:    ______________________________
                                           Its:   ______________________________
                                           Dated: ______________________________


                                           SUBSCRIBERS:

                                           _____________________________________